                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                              By:  /s/ Paul A. Allaire
                                                   --------------------------
                                                       Name:  Paul A. Allaire
                                                       Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                        By:  /s/ Carla A. Hills
                                             -------------------------
                                                 Name:  Carla A. Hills
                                                 Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                                 By: /s/ Drew Lewis
                                                     -----------------
                                                 Name:  Drew Lewis
                                                 Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                        By:  /s/ Richard A. McGinn
                                             --------------------------------
                                                 Name:  Richard A. McGinn
                                                 Title: Chairman of the Board
                                                        and Chief Executive
                                                        Officer

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                                 By:  /s/ Paul H. O'Neill
                                                      --------------------------
                                                          Name:  Paul H. O'Neill
                                                          Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                            By:  /s/ Donald S. Perkins
                                                 ---------------------------
                                                     Name:  Donald S. Perkins
                                                     Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                            By:  /s/ Henry B. Schacht
                                                 ---------------------------
                                                     Name:  Henry B. Schacht
                                                     Title: Director

                                                                     EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                              By:  /s/ Franklin A. Thomas
                                                   -----------------------------
                                                       Name:  Franklin A. Thomas
                                                       Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                                  By:  /s/ John A. Young
                                                       ------------------------
                                                           Name:  John A. Young
                                                           Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                        By:  /s/ Donald K. Peterson
                                             ----------------------------------
                                                 Name:  Donald K. Peterson
                                                 Title: Executive Vice
                                                        President and
                                                        Chief Financial Officer

                                                                     EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Optimay Corporation Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 50,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings Plan for Management Employees; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 15,000,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Lucent Technologies Inc. Long Term Savings and Security Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.

                                            By:  /s/ James S. Lusk
                                                 -----------------------------
                                                     Name:  James S. Lusk
                                                     Title: Vice President and
                                                                Controller